EXHIBIT 32

                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

          The undersigned executive officers of the Registrant hereby certify to the best of their knowledge that this Quarterly Report on Form 10-QSB for the quarter ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 8-13-03                       By:   /s/ William M. Tandy
                                          -------------------------------------
                                          Name: William M. Tandy
                                          Title:Chief Executive Officer

Date: 8-13-03                       By:   /s/ Michael D. Wortham
                                          -------------------------------------
                                          Name: Michael D. Wortham
                                          Title:Chief Financial Officer